Acquisition of subsidiary (Tables)	12 Months Ended
Dec. 31, 2018
Acquisition of subsidiary [Abstract]
Fair value of assets acquired and liabilities assumed by acquisition of subsidiary as of acquisition dates

The assets and liabilities of PT Shinhan Asset Management Indonesia recognized at the acquisition date are as follows.

Classification		Amounts
Asset	Cash and cash equivalent assets	~~W~~	18
	Financial assets measured at FVTPL		3,012
	PP&E		20
	Deferred tax assets		20
	Other assets		17

	Total		3,087

Liabilities	Income tax payable		7
	Other liabilities		75

	Total		82

Identifiable net assets at fair value		~~W~~	3,005

Goodwill arising from the acquisition of subsidiary
(c)	Goodwill

Goodwill recognized as a result of business combination is as follows.

Classification	Amounts
Previous transfer price	~~W~~	4,476
Identifiable net assets at fair value		(3,005)
Non-controlling interest		787

Goodwill	~~W~~	2,258